UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: May 10, 2017
(Date of earliest event reported)

ITT INC.
(Exact name of registrant as specified in its charter)

Indiana	1-5672	13-5158950
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1133 Westchester Avenue White Plains, New York
(Address of principal executive offices)

10604
(Zip Code)

(914) 641-2000
Registrant’s telephone number, including area code:
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 5.07 Submission of Matters to a Vote of Security Holders.
On May 10, 2017, ITT Inc. (the “Company” or “ITT”) held its annual meeting of shareholders (the “Annual Meeting”). The following votes were taken at the Annual Meeting.
1. At the Annual Meeting, the persons whose names are set forth below were elected as directors, constituting the entire Board of Directors. Relevant voting information for each person follows:

	FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
Orlando D. Ashford	76,638,659	1,556,368	86,485	5,439,603
Geraud Darnis	77,880,053	301,241	100,218	5,439,603
Donald DeFosset, Jr.	76,385,877	1,801,781	93,854	5,439,603
Nicholas C. Fanandakis	77,875,196	305,522	100,794	5,439,603
Christina A. Gold	74,821,132	3,392,877	67,503	5,439,603
Richard P. Lavin	76,648,358	1,537,036	96,118	5,439,603
Frank T. MacInnis	76,706,676	1,469,409	105,427	5,439,603
Rebecca A. McDonald	76,661,812	1,550,043	69,657	5,439,603
Timothy H. Powers	77,862,296	304,746	114,470	5,439,603
Denise L. Ramos	78,031,858	153,865	95,789	5,439,603
2. Ratification of Appointment of the Independent Registered Public Accounting Firm. The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2017 was ratified by a vote of 82,113,446 shares voting for the proposal, 1,523,892 shares voting against the proposal and 83,777 shares abstaining from the vote on the proposal.
3. Advisory Vote on 2016 Named Executive Officer Compensation. The proposal for approval of the 2016 compensation of the Company’s named executive officers was approved by a vote of 68,191,538 shares voting for the proposal, 9,901,566 shares voting against the proposal, 188,408 shares abstaining from the vote on the proposal and 5,439,603 broker non-votes. Based upon these results, which were consistent with the Board’s recommendation, the Board has determined that ITT will hold an advisory vote on Named Executive Officer compensation annually until the next vote on the frequency of holding such advisory votes.
4. Advisory Vote to Determine the Frequency of Future Shareholder Votes on the Compensation of the Company’s Named Executive Officers. The proposal to determine the frequency of future shareholder votes on the compensation of the Company’s named executive officers was determined to be annually by a vote of 69,145,951 shares voting for a frequency of one year, 133,885 shares voting for a frequency of two years, 8,861,716 shares voting for a frequency of three years, 139,960 shares abstaining from the vote on the proposal and 5,439,603 broker non-votes.
There were no other matters presented for a vote at the Annual Meeting.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITT Inc. (Registrant)

May 10, 2017	By:	/s/ Mary E. Gustafsson
		Name:	Mary E. Gustafsson
		Title:	Senior Vice President, General Counsel and Chief Compliance Officer (Authorized Officer of Registrant)

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